UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2006

NEW CENTURY MORTGAGE SECURITIES LLC

(as depositor under an Indenture, dated as of March 30, 2006, providing for, inter alia, the issuance of Asset Backed Notes, Series 2006-1)

New Century Mortgage Securities LLC

(Exact name of registrant as specified in its charter)

Delaware	333-127237-02	41-2152421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18400 Von Karman, Suite 1000 Irvine, California (Address of Principal Executive Offices)		92612 (Zip Code)

Registrant’s telephone number, including area code: (949) 863-7243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets.

For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 23, 2006, among New Century Mortgage Securities LLC, New Century Mortgage Corporation and Credit Suisse Securities (USA) LLC
3.1
Amended and Restated Trust Agreement, dated as of March 30, 2006, among New Century Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Asset Backed Notes, Series 2006-1.

Exhibit No.	Description
4.1	Indenture dated as of 30, 2006, between New Century Home Equity Loan Trust 2006-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2006-1.

Exhibit No.	Description
99.1
Servicing Agreement, dated as of March 30, among New Century Mortgage Corporation, as Servicer, New Century Home Equity Loan Trust 2006-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2006-1.

99.2
Mortgage Loan Purchase Agreement, dated as of March 23, 2006, among New Century Mortgage Securities LLC, as Purchaser, New Century Credit Corporation, as Seller and NC Capital Corporation as Responsible Party.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2006

NEW CENTURY MORTGAGE SECURITIES LLC

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	President

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description
1.1	Underwriting Agreement, dated as of March 23, 2006, among New Century Mortgage Securities LLC, New Century Mortgage Corporation and Credit Suisse Securities (USA) LLC
3.1
Amended and Restated Trust Agreement, dated as of March 30, 2006, among New Century Mortgage Securities LLC, as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Asset Backed Notes, Series 2006-1.

4.1	Indenture dated as of 30, 2006, between New Century Home Equity Loan Trust 2006-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2006-1.
99.1
Servicing Agreement, dated as of March 30, among New Century Mortgage Corporation, as Servicer, New Century Home Equity Loan Trust 2006-1, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Asset Backed Notes, Series 2006-1.

99.2
Mortgage Loan Purchase Agreement, dated as of March 23, 2006, among New Century Mortgage Securities LLC, as Purchaser, New Century Credit Corporation, as Seller and NC Capital Corporation as Responsible Party.